Tax Status	12 Months Ended
Dec. 31, 2025
EBP 001
EBP, Tax Status [Line Items]
Tax Status	Tax Status
Effective April 25, 2022, the Plan was restated under the Fidelity Pre-Approved Plan Document. Fidelity has received an advisory letter from the IRS dated June 30, 2020 which states the form of the Fidelity Pre-Approved Plan is acceptable under Section 401 of the Internal Revenue Code ("IRC"). Although the Plan has been amended since the date of the IRS advisory letters, Plan management believes that the Plan currently is designed and is being operated in compliance with the applicable requirements of the IRC.
GAAP requires management to evaluate tax positions taken by the Plan and recognize a tax liability (or asset) if the organization has taken an uncertain position that more likely than not would not be sustained upon examination by the related taxing authorities. The Plan is subject to routine audits by taxing jurisdictions; however, there are currently no audits for any tax periods in progress.